EXHIBIT A
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STATE OF WISCONSIN      :      CIRCUIT COURT      :     MILWAUKEE COUNTY
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ECOMM GROUP, INC.,
6001 North 91st Street
Milwaukee, Wisconsin  53225


and


COMMERCE GROUP CORP.                              Case No. 00CV004805
6001 North 91st Street
Milwaukee, Wisconsin  53225,                      Money Judgment:  30301

               Plaintiffs

vs.

INTERACTIVE BUSINESS CHANNEL         [Hon. Michael Malmstadt Br. 39
19800 MacArthur Boulevard            Civil H - Filed and Authenticated
No. 880                              June 14, 2000
Irvine, California  92612            John Barrett, Clerk of Circuit Court]

and

MATTHEW MARCUS
19800 MacArthur Boulevard
No. 880
Irvine, California  92612

               Defendants.

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                                 SUMMONS

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     THE STATE OF WISCONSIN, TO THE PERSONS NAMED ABOVE AS DEFENDANTS:

     You are hereby notified that the plaintiff named above has filed a lawsuit or other legal action against you. The complaint, which is served upon you, states the nature and basis for the legal action.

     Within forty-five (45) days of receiving this summons, you must respond with a written answer, as that term is used in Chapter 802 of the Wisconsin Statutes, to the complaint. The Court may reject or disregard an answer that does not follow the requirements of the statutes. The answer must be sent or delivered to the Court, Clerk of Circuit Court, Milwaukee County Courthouse, 901 North Ninth Street, Milwaukee, Wisconsin 53233, and to Machulak, Hutchinson, Robertson & O'Dess, S.C. plaintiff's attorneys, whose address is set forth below. You may have an attorney help or represent you.

     If you do not provide a proper answer within forty-five (45) days, the Court may grant judgment against you for the award of money or other legal action requested in the complaint, and you may lose your right to object to anything that is or may be incorrect in the complaint. A judgment may be enforced as provided by law. A judgment awarding money may become a lien against any real estate you own now or in the future, and may also be enforced by garnishment or seizure of property.

    Dated this 14th day of June, 2000.



                           MACHULAK, HUTCHINSON, ROBERTSON & O'DESS, S.C. Attorneys for the Plaintiff


                           /s/ John E. Machulak
                           ----------------------------------------------
                           John E. Machulak
                           State Bar No. 1018350

POST OFFICE ADDRESS:
1733 North Farwell Avenue
Milwaukee, Wisconsin  53202
(414) 271-0760

STATE OF WISCONSIN      :      CIRCUIT COURT      :     MILWAUKEE COUNTY
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ECOMM GROUP, INC.,
6001 North 91st Street
Milwaukee, Wisconsin  53225


and


COMMERCE GROUP CORP.                              Case No. 00CV004805
6001 North 91st Street
Milwaukee, Wisconsin  53225,                      Money Judgment:  30301

               Plaintiffs

vs.

INTERACTIVE BUSINESS CHANNEL                      [Filed and Authenticated
19800 MacArthur Boulevard                         June 14, 2000
No. 880                                           John Barrett
Irvine, California  92612                         Clerk of Circuit Court]

and

MATTHEW MARCUS
19800 MacArthur Boulevard
No. 880
Irvine, California  92612

               Defendants.

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                                 COMPLAINT

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    The plaintiffs, Ecomm Group, Inc. and Commerce Group Corp., by their undersigned attorneys, complain against the defendants, Interactive Business Channel and Matthew Marcus, alleging as follows:

    1. The plaintiff, Ecomm Group, Inc. ("Ecomm") is a Wisconsin corporation with its principal place of business at 6001 North 91st Street, Milwaukee, Wisconsin, 53225.

    2. The plaintiff, Commerce Group Corp. ("Commerce") is a Wisconsin corporation with its principal place of business at 6001 North 91st Street, Milwaukee, Wisconsin, 53225.

    3. The defendant, Interactive Business Channel ("IBC") is a Delaware corporation with its principal place of business located at 19800
MacArthur Boulevard, No. 880, Irvine, California, 92612. The president and owner of IBC is the defendant, Matthew Marcus.

    4. The defendant, Matthew Marcus ("Marcus"), is an adult resident of the State of California, with an office at 19800 MacArthur Boulevard, No. 880, Irvine, California, 92612. Marcus controls and dominates IBC to the extent that the conduct of IBC is imputed to Marcus individually. At times material to the complaint, Marcus was also the president and director of Ecomm, a Wisconsin corporation.

    5. On or about January 27, 1999, the plaintiff, Commerce and the defendant, IBC, entered into an agreement to, among other things, jointly develop an internet company using as a vehicle one of Commerce's subsidiaries, the defendant Ecomm. In furtherance of this agreement, Commerce agreed to issue to IBC 49% of the common stock of the plaintiff, Ecomm.

    6. In furtherance of the development of Ecomm, the parties agreed that defendant Marcus, who controlled the IBC, would become a director and president of Ecomm.

    7. Thereafter, the defendant Marcus became a director and president of Ecomm and took responsibility for developing the corporation as an internet company.

    8. On May 25, 1999, the parties modified their agreement such that Commerce agreed to transfer 500,000 shares of its $.10 par value common stock as compensation for the services of IBC and Matthew Marcus. Under the agreement, it was understood that the defendant IBC, under the direction of the defendant, Marcus, would continue to design, develop, market and manage Ecomm's web portal site consistent with the "Myinternet.to" Ecomm Group, Inc. Business Plan and projections prepared by the defendant, Marcus.

    9.  Under this said business plan and projections:

        A. The defendant Marcus was to be president of Ecomm and was to lead the company towards its objection of acquiring or "rolling" up internet web sites.

        B. The defendant Marcus was to pursue raising $1 to $5 million in capital through several broker dealers which he has identified.

        C. The defendant Marcus was to devote his efforts toward attracting acquisitions by providing capital support, administrative support, and economies of scale.

   10. In addition to all of the above, the defendants IBC and Marcus were to provide Commerce Group Corp. with public relation services.

   11. The plaintiffs Ecomm and Commerce performed their part of these agreements by naming Marcus as director and president of Ecomm, by giving him operational control of the business and by transferring to him 500,000 shares of Commerce Group Corp. stock and 49% of the Ecomm common shares.

   12. After they received the compensation called for by the agreements, the defendants failed to perform their part of the agreements.

   13. The defendant Marcus failed to perform his duties and responsibilities as an officer and director of Ecomm, failed to attend directors' meetings, and failed to diligently attend to the business of the corporation. The defendant Marcus, although the president and a director of Ecomm, failed to diligently pursue the business of Ecomm as outlined in the agreements made by the parties, and in fact diverted business opportunities away from Ecomm.

   14. The defendant IBC failed to perform the agreements it made with both the plaintiff Ecomm and the plaintiff Commerce. Its conduct is imputed to the defendant Marcus by virtue of his control and domination of IBC.

                          FIRST CAUSE OF ACTION
                           BREACH OF CONTRACT

   15. By reason of the foregoing, the defendants IBC and Marcus have breached their contracts with Ecomm and Commerce.

   16. As a direct result of this breach, the plaintiffs Ecomm and Commerce have been injured and suffered damages in including the loss of 500,000 shares of Commerce Group Corp. stock, valued at $288,450 at the time of the transfer, the loss of 49% of the shares of Ecomm, and loss profits projected at $12,455,648 for Ecomm.

                          SECOND CAUSE OF ACTION
                         BREACH OF FIDUCIARY DUTY

   17. The defendant Marcus, as an officer and director of Ecomm, a Wisconsin corporation, owed to the plaintiff Ecomm a fiduciary duty.

   18. The defendant Marcus breached his fiduciary duty to Ecomm by, among other things, diverting corporate opportunities from the company and failing to exercise his responsibilities as president of the company as outlined above.

   19. As a result of the breach, the plaintiff Ecomm has been injured and suffered damages over and above the damages stated in paragraph 16, in an amount to be determined at the time of trial, for lost business opportunities.

   20. Because his conduct was intentional and/or in reckless disregard of the rights of the plaintiffs, the plaintiffs are entitled to recover punitive damages.

                          THIRD CAUSE OF ACTION
                                RESCISSION

   21. The defendants IBC and Marcus represented to the plaintiffs that they would develop Ecomm consistent with their business plan and perform certain service in order to obtain 49% of the stock of Ecomm and 500,000 shares of Commerce Group Corp. from Commerce.

   22.  The plaintiffs relied upon these representations.

   23. At the time the defendants made these representations, they knew or should have known they were either unwilling or incapable of performing the promised services.

   24. The plaintiff Commerce is entitled to rescission of the agreements and return of the shares conveyed to the defendant IBC and Marcus.

     WHEREFORE, the plaintiffs demand judgment against the defendants as follows:

    1.  For actual damages in an amount to be determined at trial.

    2.  For punitive damages in an amount to be determined at trial.

    3. For rescission of the transaction and return of 49% of the stock of Ecomm and 500,000 shares of Commerce to the plaintiff Commerce.

    4. For actual attorney's fees, the costs and disbursements of this action, any further relief the Court deems equitable and just.

        Dated this 14th day of June, 2000.


                            MACHULAK, HUTCHINSON, ROBERTSON & O'DESS, S.C.



                            /s/ John E. Machulak
                            ----------------------------------------------
                            John E. Machulak
                            State Bar No. 1018350


Mailing Address:
1733 North Farwell Avenue
Milwaukee, Wisconsin  53202
(414) 271-0760